UNDERSTANDING THE GNL LISTING EVENT Global Net Lease ("GNL") announced on March 9, 2015 that it intends to list its common stock on the New York Stock Exchange ("NYSE") under the ticker symbol GNL during the second quarter of 2015 (the "Listing") and commence a tender offer in connection with the Listing to purchase up to $125 million of its shares of common stock at a price equal to $10.50 per share (the "Tender Offer") on the same date. Following the Listing, GNL will have a new website available at www.globalnetlease.com in which additional and updated information can be found. GNL STOCKHOLDER IMPACT OF THE LISTING GNL stockholders will be able to transfer, sell or buy additional GNL shares upon commencement of trading under ticker symbol GNL. There will be no cost to stockholders relating specifically to the Listing, but stockholders may incur costs if they buy or sell shares on NYSE. MOVING/SELLING SHARES Immediately upon Listing, the GNL shares will be tradeable under the ticker symbol GNL. For most IRA and other custodial accounts, reconciliation will be performed prior to the Listing and those shares will be moved in bulk automatically to the custodian. For all other accounts, shares will need to be moved to brokerage accounts using a DRS (Direct Registration System) movement. For a DRS, an investor informs his or her broker to initiate a DRS share movement. The broker submits the required information to their back o?ce or directly through the DTCC, which will handle the actual movement of shares. This process takes three business days from initiation to deposit of shares into the stockholder's brokerage account. If you do not have a brokerage account you must establish one before you can move your shares. Please note that the CUSIP for GNL recently changed. The current CUSIP is listed below and should be used for all share movement requests. IMPORTANT INFORMATION You will need to the have the following information on hand when initiating a DRS request: ? CUSIP: 379378102 ? LPS OR DTC NUMBER: 07889 ? TICKER SYMBOL: GNL ? YOUR GNL ACCOUNT NUMBER: (Usually begins with 150XXXXXX) ? YOUR BROKERAGE ACCOUNT NUMBER TRANSFER AGENT The transfer agent for GNL is ANST. There will be no change in GNL account numbers upon Listing. GNL account numbers are included on statements and confirms currently sent monthly to GNL stockholders. Account confirmations are also available to stockholders and financial advisors. Stockholders may access their account through www.americanrealtycap.com Financial advisors may obtain account confirmations through www.dstvision.com Stockholders and financial advisors may call the transfer agent for GNL by dialing 877-373-2522. FRACTIONAL SHARES In order to facilitate a smooth and orderly share transfer process, fractional shares will not be listed on NYSE. All stockholders will be paid in cash for their fractional share shortly after the Tender Offer ends. Stockholders can expect to receive a payment for any fractional shares they own in an amount equivalent to $10.50 per share of GNL, which is the purchase price per share in the Tender Offer. ACCOUNT RECONCILIATION PERIOD In anticipation of the Listing, no changes to account information can be processed between 4/29 and 3 days after listing.

IMPORTANT
LISTING
INFORMATION

TENDER OFFER

GNL has announced that it intends to commence the Tender Offer on the date of the Listing for approximately 11.9M shares at $10.50/share or a maximum of $125M. The Tender Offer will expire on the 20th business day following commencement. If more shares are tendered than can be honored under the $125M cap all tenders will be pro-rated, except for odd-lot tenders.

All current stockholders and anyone who acquires shares before the expiration date of the tender will be eligible to tender their shares. Stockholders who move their shares to a brokerage account must tender their shares through their brokerage. Stockholders who hold their shares directly at the company's transfer agent may use the letter of transmittal that they receive in the mail from GNL if they desire to tender their shares.

DUE TO THE TIMING OF THE COMMENCEMENT OF THE TENDER OFFER, SOME STOCKHOLDERS WILL RECEIVE A HARD COPY OF THE TENDER MATERIALS AFTER SHARES OF GNL HAVE MOVED TO A BROKERAGE OR CUSTODIAL ACCOUNT. IF YOU MOVE YOUR SHARES TO A BROKERAGE ACCOUNT, OR IF YOUR CUSTODIAN MOVES SHARES TO A BROKERAGE ACCOUNT FOR YOU, YOU MUST MAKE ANY TENDER THROUGH YOUR BROKERAGE AND CANNOT SUBMIT THE FORM YOU MAY RECEIVE TO PROPERLY TENDER YOUR SHARES.

Reasonable efforts will be made to cure any tender received that is not in good order, but GNL and its designees are under no obligation to contact stockholders or their financial advisors regarding tenders not received in good order.

Payment for accepted tenders will be made promptly after expiration of the Tender Offer.

	TENDER MY SHARES	HOLD MY SHARES
CONSIDERATIONS	• Price certainty • Number of shares accepted for tender uncertain • Taxable sale of shares – Short-term or long-term gain? • Avoids market volatility (up or down) • Proceeds available for redeployment	• Maintain GNL investment • Continue to collect distribution • May liquidate when desired • Option to watch public trading levels • Defers tax realization event • Price volatility
PROCESS	• Complete form • Return to company • Wait for results • Paid promptly following expiration of the offer	• Do nothing with tender offer • Move shares to brokerage account • Create new brokerage account, if necessary

DISTRIBUTIONS CALENDAR GNL announced that, effective April 30, 2015, GNL's Distribution Reinvestment Plan (the "DRIP") will be suspended. The final issuance of shares of common stock pursuant to the DRIP will occur in connection with the Company's April 2015 distribution and will be paid no later than May 5, 2015. The board of directors intends to implement a new dividend reinvestment plan for GNL in the future. GNL intends to continue payment of monthly distributions at an annualized rate of $0.71 per share. Historically, the Company has calculated its monthly distribution based upon daily record and distribution declaration dates so that its stockholders would be entitled to be paid distributions beginning with the month in which their shares were purchased. Following the listing, the Company will pay distributions on the 15th day of each month to stockholders of record as of close of business on the 8th day of such month. As the Listing is anticipated to occur during the week commencing May 4, 2015, the Company anticipates that: (i) it will pay the April 2015 distribution no later than May 5, 2015 to stockholders of record at the close of business each day during the previous month (i.e., April); (ii) it will pay distributions for the period beginning May 1, 2015 through and including the day prior to the Listing to stockholders of record on the close of business each day during such period, such distribution to be paid within 5 days of the day of Listing; (iii) for the limited period commencing on the day of Listing through May 8, 2015, the Company will pay a distribution of $0.000194506 per share per day on May 15, 2015, to stockholders of record at the close of business on May 8, 2015; and (iv) in respect of the May 2015 distribution, on June 15, 2015, it will pay a distribution of $0.059166667 per share to stockholders of record at the close of business on June 8, 2015. Date Period No later than May 5th Full month of April Within 5 days of Listing May 1st to Listing date May 15th Listing date to May 8th June 15th May 9th to June 8th FREQUENTLY ASKED QUESTIONS WHAT IS THE PURPOSE OF THE TENDER OFFER? To provide investors an opportunity to sell their shares for cash, allowing for price certainty. WHAT ARE SOME OF THE CONSIDERATIONS TO CONTEMPLATE WHEN TENDERING SHARES? o Potential short- vs. long-term capital gain treatment for tax purposes o Loss of yield o Loss of potential market upside from share price increases o Potential negative tax implications if shares are partially tendered HOW DO I SELL MY SHARES AFTER THE LISTING? Once the shares are moved to a brokerage account, you can follow your brokerage platform's procedures and sell as soon as the shares are available. WHAT HAPPENS IF I NEVER TRANSFER MY SHARES TO A BROKERAGE ACCOUNT? Your account will continue to be held directly by our transfer agent. CAN GNL REQUEST A SHARE MOVEMENT FOR ME? No, share movements must be initiated from the recipient (i.e. this is a "pull" and cannot be a "push"). WILL I RECEIVE A NEW GNL ACCOUNT NUMBER? No, GNL stockholders will have the same account number after the Listing. For any other questions regarding the Listing, contact: American National Stock Transfer, LLC 405 Park Avenue, 12th Floor New York, NY 10022 Phone: (877) 373-2522 Facsimile: (646) 861-7793

ADDITIONAL INFORMATION AND WHERE TO FIND IT The information set forth herein is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares. The full details of the Tender Offer, including complete instructions on how to tender shares, will be included in the offer to purchase, the letter of transmittal and related materials (the "Tender Offer Materials"), which GNL intends to file with the U.S. Securities and Exchange Commission (the "SEC") and which will become available to stockholders promptly following commencement of the Tender Offer. STOCKHOLDERS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, IF AND WHEN THEY BECOME AVAILABLE, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GNL AND THE TENDER OFFER. Stockholders will be able to obtain, without charge, a copy of the Tender Offer Materials and other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov. Copies of the documents filed by GNL with the SEC are also available on GNL's website at www.arcglobaltrust.com. Following the Listing, GNL will have a new website available at www.globalnetlease.com. FORWARD-LOOKING STATEMENTS Certain statements made in this presentation are forward-looking statements. These forward-looking statements include statements regarding GNL's intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that GNL makes. Forward-looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns. The words "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and GNL undertakes no obligation to update or reverse any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events on changes to future operating results, unless required to do so by law. Factors that might cause such differences include, but are not limited to: GNL's ability to complete the Listing of its shares of common stock on the New York Stock Exchange ("NYSE"); GNL's ability to complete the Tender Offer; the price at which its shares of common stock may trade on the NYSE, which may be higher or lower than the purchase price in the Tender Offer; the number of shares acquired in the Tender Offer; the cost of any indebtedness incurred to fund the Tender Offer; the impact of current and future regulation; the effects of competition; the ability of Global Net Lease Advisors, LLC, GNL's advisor (the "Advisor"), to attract, develop and retain executives and other qualified employees; changes in general economic or market conditions; and other factors, many of which are beyond GNL's control. All forward-looking statements should be read with the risks factors described in GNL's reports filed with the SEC, particularly in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of GNL's latest Annual Report on Form 10-K, as filed with the SEC.